[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 9/30/99
                                                  PREVIOUS DISTRIBUTION: 9/27/99
                                                     DISTRIBUTION DATE: 10/25/99

====================================================================================================================================
                                        Original         Beginning                                                      Ending
                       Certificate     Certificate      Certificate                                     Total         Certificate
  Class       Cusip       Rate           Balance          Balance        Interest       Principal    Distribution       Balance
------------------------------------------------------------------------------------------------------------------------------------
   A-1      35729BAB7    7.2800%      79,823,236.00    76,669,762.73     465,129.89    1,367,384.75   1,832,514.64    75,302,377.98
Factors per
 Thousand                                                                5.82699867     17.13015932    22.95715799     943.36413497
------------------------------------------------------------------------------------------------------------------------------------
   A-2      35729BAC5    5.6150%     342,523,735.00   330,632,110.66   1,547,082.75    5,782,941.21   7,330,023.96   324,849,169.45
Factors per
 Thousand                                                                4.51671692     16.88332988    21.40004680     948.39900496
------------------------------------------------------------------------------------------------------------------------------------
   A-3      35729BAD3    5.6650%      73,145,197.00    69,359,891.79     327,436.49      750,606.38   1,078,042.87    68,609,285.41
Factors per
 Thousand                                                                4.47652756     10.26186832    14.73839588     937.98756752
------------------------------------------------------------------------------------------------------------------------------------
    R                    0.0000%               0.00             0.00           0.00            0.00           0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS                             495,492,168.00   476,661,765.18   2,339,649.13    7,900,932.34  10,240,581.47   468,760,832.84
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 9/30/99
                                                  PREVIOUS DISTRIBUTION: 9/27/99
                                                     DISTRIBUTION DATE: 10/25/99

====================================================================================================================================
                                                       POOL 1

                  SCHEDULE OF REMITTANCE                                              POOL INFORMATION

Available Collection Amount                1,877,211.52       Aggregate Beginning Balance of Loans              77,135,219.81
(Trust Fees and Expenses)                    (44,696.87)      Aggregate Ending Balance of Loans                 75,936,539.06
Available Payment Amount                   1,832,514.65       Interest Carry-Forward                                     0.00
Regular Payment                            1,663,810.63       Loan Count                                                  918
Excess Spread                                168,704.02       Overcollateralization Amount                         634,161.08
                                         --------------       Overcollateralization Deficiency Amount            2,359,210.27
                                                              Overcollateralization Deficit Amount                       0.00
                                                              Overcollateralization Reduction Amount                     0.00
FEES                                                          Overcollateralization Target Amount                2,993,371.35
----                                                          Prepayment Penalties                                  28,735.80
Servicer Fee                                  22,497.77       Principal Prepayments                              1,141,256.87
Master Servicer Fee                            9,641.90       Scheduled Principal                                   57,423.87
Indenture Trustee Fee                            417.82       Securities Insurer Reimbursement                           0.00
Guaranty Insurance Premium                    12,139.38       Weighted Average Home Loan Interest Rate (WAC)         10.1097%
                                         --------------       Weighted Average Maturity (WAM)                          280.64
TOTAL FEES                                    44,696.87

                                                                                     AGGREGATE INFORMATION
                                                              Annual Loss Percentage                                  0.0000%
                                                              OC Trigger Increase Event?                                   No
                                                              Realized Losses - Cumulative                               0.00
                                                              Realized Losses %                                       0.0000%
                                                              Three Month Average Delinquency                         1.0093%


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 9/30/99
                                                  PREVIOUS DISTRIBUTION: 9/27/99
                                                     DISTRIBUTION DATE: 10/25/99

====================================================================================================================================
                                                         POOL 2
                  SCHEDULE OF REMITTANCE                                               POOL INFORMATION

Available Collection Amount                  7,523,326.05       Aggregate Beginning Balance of Loans             333,943,545.80
(Trust Fees and Expenses)                     (193,302.09)      Aggregate Ending Balance of Loans                329,311,621.70
Available Payment Amount                     7,330,023.96       Interest Carry-Forward                                     0.00
Regular Payment                              6,179,006.82       Loan Count                                                3,239
Excess Spread                                1,151,017.14       Overcollateralization Amount                       4,462,452.25
                                           --------------       Overcollateralization Deficiency Amount           10,951,115.83
                                                                Overcollateralization Deficit Amount                       0.00
                                                                Overcollateralization Reduction Amount                     0.00
FEES                                                            Overcollateralization Target Amount               15,413,568.08
----                                                            Prepayment Penalties                                 102,583.83
Servicer Fee                                    97,400.20       Principal Prepayments                              4,474,704.67
Master Servicer Fee                             41,742.94       Scheduled Principal                                  157,219.40
Indenture Trustee Fee                            1,808.86       Securities Insurer Reimbursement                           0.00
Guaranty Insurance Premium                      52,350.08       Spread Squeeze %                                        4.1361%
                                           --------------       Weighted Average Home Loan Interest Rate (WAC)         10.0167%
TOTAL FEES                                     193,302.09       Weighted Average Maturity (WAM)                          353.73


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 9/30/99
                                                  PREVIOUS DISTRIBUTION: 9/27/99
                                                     DISTRIBUTION DATE: 10/25/99

====================================================================================================================================
                                                       POOL 3
                  SCHEDULE OF REMITTANCE                                                  POOL INFORMATION

Available Collection Amount                1,118,821.72        Aggregate Beginning Balance of Loans               69,943,201.19
(Trust Fees and Expenses)                    (40,778.84)       Aggregate Ending Balance of Loans                  69,386,858.14
Available Payment Amount                   1,078,042.88        Interest Carry-Forward                                      0.00
Regular Payment                              883,779.54        Loan Count                                                   234
Excess Spread                                194,263.34        Overcollateralization Amount                          777,572.73
                                          -------------        Overcollateralization Deficiency Amount             2,513,961.14
                                                               Overcollateralization Deficit Amount                        0.00
                                                               Overcollateralization Reduction Amount                      0.00
FEES                                                           Overcollateralization Target Amount                 3,291,533.87
----                                                           Prepayment Penalties                                    9,587.24
Servicer Fee                                  20,400.10        Principal Prepayments                               1,037,870.21
Master Servicer Fee                            8,742.90        Scheduled Principal                                    36,780.40
Indenture Trustee Fee                            653.86        Securities Insurer Reimbursement                            0.00
Guaranty Insurance Premium                    10,981.98        Spread Squeeze %                                         3.3329%
                                          -------------        Weighted Average Home Loan Interest Rate (WAC)           9.4734%
TOTAL FEES                                    40,778.84        Weighted Average Maturity (WAM)                           353.93

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 9/30/99
                                                  PREVIOUS DISTRIBUTION: 9/27/99
                                                     DISTRIBUTION DATE: 10/25/99

====================================================================================================================================
                                                            POOL 1


---------------------------------     ----------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans          DELINQUENT INFOR.       # LOANS                 AMOUNT                     %
---------------------------------     ----------------------------------------------------------------------------------------
$                   75,936,539.06     Delinquent 30-59 Days           6                  289,423.29               0.381138%
---------------------------------     Delinquent 60-89 Days           3                  289,657.61               0.381447%
                                      Delinquent 90+ Days            11                  884,675.61               1.165020%
                                      REO                             0                        0.00               0.000000%
                                      Loans in Foreclosure           12                  899,777.90               1.184908%
                                      Loans in Bankruptcy             0                        0.00               0.000000%
                                      ----------------------------------------------------------------------------------------
                                                 TOTAL               32                2,363,534.41               3.112513%
                                      ----------------------------------------------------------------------------------------



                                      ----------------------------------------------------------------------------------------
                                           OTHER INFORMATION       # LOANS                 AMOUNT                 CUMULATIVE
                                      ----------------------------------------------------------------------------------------
                                      Defaulted Home Loans            7                  593,172.61               899,777.90
                                      Liquidated Home Loans           0                        0.00                     0.00
                                      Deleted Home Loans              0                        0.00                     0.00
                                      Net Loan Losses                 0                        0.00                     0.00
                                      ----------------------------------------------------------------------------------------

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 9/30/99
                                                  PREVIOUS DISTRIBUTION: 9/27/99
                                                     DISTRIBUTION DATE: 10/25/99

====================================================================================================================================
                                                            POOL 2


---------------------------------    ----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS                  AMOUNT                     %
---------------------------------    ----------------------------------------------------------------------------------------------
$                  329,311,621.70    Delinquent 30-59 Days                 14                 1,124,235.01              0.341389%
---------------------------------    Delinquent 60-89 Days                 26                 2,228,619.15              0.676751%
                                     Delinquent 90+ Days                   35                 3,442,827.83              1.045462%
                                     REO                                    0                         0.00              0.000000%
                                     Loans in Foreclosure                  41                 3,396,778.11              1.031478%
                                     Loans in Bankruptcy                   14                 1,382,565.42              0.419835%
                                     ----------------------------------------------------------------------------------------------
                                                TOTAL                     130                11,575,025.52              3.514916%
                                     ----------------------------------------------------------------------------------------------



                                     ----------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                 CUMULATIVE
                                     ----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                 22                 1,752,542.55             2,886,363.13
                                     Liquidated Home Loans                 0                         0.00                     0.00
                                     Deleted Home Loans                    0                         0.00                     0.00
                                     Net Loan Losses                       0                         0.00                     0.00
                                     ----------------------------------------------------------------------------------------------


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                            RECORD DATE: 9/30/99
                                                  PREVIOUS DISTRIBUTION: 9/27/99
                                                     DISTRIBUTION DATE: 10/25/99

====================================================================================================================================
                                                            POOL 3


---------------------------------    ---------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS               AMOUNT                        %
---------------------------------    ---------------------------------------------------------------------------------------------
$                   69,386,858.14    Delinquent 30-59 Days                 0                      0.00                  0.000000%
---------------------------------    Delinquent 60-89 Days                 0                      0.00                  0.000000%
                                     Delinquent 90+ Days                   1                274,500.00                  0.395608%
                                     REO                                   0                      0.00                  0.000000%
                                     Loans in Foreclosure                  0                      0.00                  0.000000%
                                     Loans in Bankruptcy                   1                251,443.17                  0.362379%
                                     ---------------------------------------------------------------------------------------------
                                                TOTAL                      2                525,943.17                  0.757987%
                                     ---------------------------------------------------------------------------------------------



                                     ---------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                CUMULATIVE
                                     ---------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                  0                      0.00                    0.00
                                     Liquidated Home Loans                 0                      0.00                    0.00
                                     Deleted Home Loans                    0                      0.00                    0.00
                                     Net Loan Losses                       0                      0.00                    0.00
                                     ---------------------------------------------------------------------------------------------



====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039